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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: September 24, 2001




                      DOSKOCIL MANUFACTURING COMPANY, INC.
             (Exact name of registrant as specified in its charter)




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
                  TEXAS                                  333-37081                         75-1281683
       (State or other jurisdiction                (Commission File No.)                (I.R.S. Employer
    of incorporation or organization)                                                  Identification No.)


4209 BARNETT BOULEVARD, ARLINGTON, TEXAS                                                      76017
(Address of principal executive offices)                                                    (Zip code)
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                                 (817) 467-5116
               Registrant's telephone number, including area code:

                                       N/A

              (Former Name, former address and former Fiscal year,
                          if changed since last report)


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ITEM 5. OTHER EVENTS.

         On September 24, 2001, Doskocil Manufacturing Company, Inc. (the "Company") issued a press release announcing that it had reached agreements in principle with the lead bank of its lending group and holders of its senior subordinated notes for an overall financial restructuring of the Company. A copy of the press release is filed as Exhibit 99.1 to this report and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  Exhibit 99.1 Press release of the Company issued on September 24, 2001



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

         Dated: September 24, 2001


                                         DOSKOCIL MANUFACTURING COMPANY, INC.



                                         By: /s/ SUSAN RICHMAN
                                            ------------------------------------
                                            Susan Richman, Vice President and
                                              Chief Financial Officer



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                                INDEX OF EXHIBITS

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
EXHIBIT
NUMBER         DESCRIPTION
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

99.1           Press release of the Company issued on September 24, 2001

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